UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 24, 2012

CIFC CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32551	20-2008622
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 Park Avenue, 4th Floor, New York, New York		10177
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 624-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on the Current Report on Form 8-K filed on August 1, 2012, CIFC Corp. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of July 30, 2012, by and among the Company, CIFC Asset Management LLC, a wholly-owned subsidiary of the Company (“CIFC Adviser”), General Electric Capital Corporation (“GECC”) and GE Capital Debt Advisors LLC, a wholly-owned subsidiary of GECC (the “Seller”). A copy of the Asset Purchase Agreement was filed with the Current Report on Form 8-K, filed on August 1, 2012, as Exhibit 10.1.

On September 24, 2012, the Company consummated the transactions contemplated by the Asset Purchase Agreement and entered into the following agreements:

Second Amended and Restated Registration Rights Agreement

On September 24, 2012, the Company, GE Capital Equity Investments, Inc., a wholly-owned subsidiary of GECC (“GECEII”), CIFC Parent Holdings LLC (“CIFC Parent”) and DFR Holdings LLC (“DFR Holdings,” and together with CIFC Parent, the “Investors”) entered into a Second Amended and Restated Registration Rights Agreement (the “Second Amended and Restated Registration Rights Agreement”), pursuant to which the Company granted registration rights to GECEII with regard to the shares of the Company’s capital stock held by GECEII and its affiliates.

Second Amended and Restated Stockholders Agreement

On September 24, 2012, the Company and the Investors entered into the Second Amended and Restated Stockholders Agreement (the “Second Amended and Restated Stockholders Agreement”). Pursuant to the Second Amended and Restated Stockholders Agreement, the Company agreed to nominate to the board of directors of the Company (the “Board”) at each annual or special meeting of stockholder at which an election of directors is held: (i) three directors designated by DFR Holdings; (ii) three directors designated by CIFC Parent; (iii) three directors nominated by the nominating committee of the Board and who must be independent directors under the Company’s corporate governance guidelines and applicable NASDAQ rules and must also be independent from DFR Holdings and CIFC Parent under applicable state law; (iv) one director being the Company’s then-serving chief executive officer; and (v) one director nominated by the nominating committee of the Board. In connection therewith, each of the Investors agreed to take all necessary action to ensure that such persons are elected to the Board. If an Investor owns less than 25% of the outstanding capital stock of the Company (assuming the full conversion of all outstanding Senior Subordinated Notes of the Company due December 9, 2017 (the “Convertible Notes”) into common stock of the Company, par value $0.001 per share (the “Common Stock”)), the number of directors that such Investor is entitled to designate will be reduced to two. If an Investor owns less than 15% but at least 5% of the outstanding capital stock of the Company (assuming the full conversion of all outstanding Convertible Notes into Common Stock), the number of directors that such Investor is entitled to designate will be reduced to one.

Investment Agreement

On September 24, 2012, the Company and GECEII entered into an Investment Agreement (the “Investment Agreement”) setting forth certain rights and obligations of GECEII as a stockholder of the Company, including a right of GECEII to designate a member of the Board so long as GECEII (together with its affiliates) owns at least 4% of the outstanding capital stock of the Company (assuming the full conversion of all outstanding Convertible Notes into Common Stock).

Warrant

On September 24, 2012, the Company issued a warrant to purchase, at a per share exercise price of $6.375 (subject to certain adjustments), 2,000,000 shares of capital stock of the Company (the “Warrant”), to GECEII. The Warrant is immediately exercisable and will expire on September 24, 2014. The Warrant is exercisable by the payment of the exercise price in cash for shares of Series A Convertible Non-Voting Preferred Stock of the Company if exercised by GECEII or certain of its affiliates or shares of Common Stock if exercised by any other holder. The Warrant will be automatically exercised on a net issuance basis upon the consummation of a change of control transaction or a liquidation event involving the Company.

The foregoing summary of the Second Amended and Restated Registration Rights Agreement, the Second Amended and Restated Stockholders Agreement, the Investment Agreement and the Warrant does not purport to be complete and is qualified in its entirety by the full text of the Second Amended and Restated Registration Rights Agreement, the Second Amended and Restated Stockholders Agreement, the Investment Agreement and the Warrant, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

Pursuant to the Asset Purchase Agreement, on September 24, 2012, the Company purchased the Seller’s rights as collateral manager to four “Navigator” collateralized loan obligation funds under the related management agreements to which the Seller is a party (the “CLO Management Agreements”) and the related transaction documents and assumed the Seller’s ongoing obligations under the CLO Management Agreements and the related collateral administration agreements (the “Transaction”). As consideration for the Transaction and the other agreements of GECC contemplated by the Asset Purchase Agreement, the Company issued 1,000,000 shares of Common Stock and the Warrant to GECEII. In addition, the Company paid to the Seller $4,880,000, less certain accrued amounts and subject to certain adjustments.

Item 3.03 Modification to Rights of Security Holders

The description of the Second Amended and Restated Registration Rights Agreement in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 24, 2012, the Company filed a Certificate of Designation of Series A Convertible Non-Voting Preferred Stock with the Secretary of State of the State of Delaware establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Series A Convertible Non-Voting Preferred Stock. The Series A Convertible Non-Voting Preferred Stock will not have any right to preferential or senior payments, and will rank on parity with the Common Stock in all respects, including with respect to dividend rights and rights upon liquidation, dissolution or the winding up of the Company. The Series A Convertible Non-Voting Preferred Stock will be entitled to receive any dividends and other distributions that are payable on the Common Stock, if, when and as such payments are made on the Common Stock. The Series A Convertible Non-Voting Preferred Stock will automatically convert to Common Stock on a one-for-one basis if held by any stockholder other than GECEII or certain entities affiliated with GECC. The foregoing summary does not purport to be complete and is qualified in its entirety by the full text of the Certificate of Designation of Series A Convertible Non-Voting Preferred Stock, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release announcing the consummation of the transactions contemplated by the Asset Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designation of Series A Convertible Non-Voting Preferred Stock
10.1	Second Amended and Restated Registration Rights Agreement, dated as of September 24, 2012, by and among CIFC Corp., GE Capital Equity Investments, Inc., CIFC Parent Holdings LLC and DFR Holdings LLC
10.2	Second Amended and Restated Stockholders Agreement, dated as of September 24, 2012, by and among CIFC Corp., CIFC Parent Holdings LLC and DFR Holdings LLC
10.3	Investment Agreement, dated as of September 24, 2012, by and between CIFC Corp. and GE Capital Equity Investments, Inc.
10.4	Form of Warrant
99.1	Press Release, dated September 24, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIFC CORP.

September 24, 2012	By:	Robert C. Milton III

Name: Robert C. Milton III
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Designation of Series A Convertible Non-Voting Preferred Stock
10.1	Second Amended and Restated Registration Rights Agreement, dated as of September 24, 2012, by and among CIFC Corp., GE Capital Equity Investments, Inc., CIFC Parent Holdings LLC and DFR Holdings LLC
10.2	Second Amended and Restated Stockholders Agreement, dated as of September 24, 2012, by and among CIFC Corp., CIFC Parent Holdings LLC and DFR Holdings LLC
10.3	Investment Agreement, dated as of September 24, 2012, by and between CIFC Corp. and GE Capital Equity Investments, Inc.
10.4	Form of Warrant
99.1	Press Release, dated September 24, 2012